EXHIBIT 10.4
Amendment No. 3, dated as of November 25, 2005, to our Credit Agreement
          AMENDMENT NO. 3, dated as of November 25, 2005 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of February 23,2005, as amended as of April 22,2005, and as further amended as of June 3,2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “CCI Borrower”), CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., a Delaware corporation (the “TXU Borrower"and together with the CCI Borrower, the “Borrowers”), the Lenders from time to time party thereto (the “Lenders”), CITICORF’ NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, COBANK, ACB, as documentation agent (in such capacity, the “Documentation Agent”), CREDIT SUISSE FIRST BOSTON, act- ing through its Cayman Islands Branch (“CSFB”), and DEUTSCHE BANK SECURITIES INC., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), and CSFB and CITIGROUP GLOBAL MARKETS INC. (“CGMI”),as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).
          WHEREAS, the Borrowers desire to amend the definitions of “Applicable Rate,” “Cumulative Available Cash” and “Dividend Suspension Period” contained in the Credit Agreement;
          WHEREAS, the Borrowers desire to lower the Applicable Rate on the Term D Loans;
          WHEREAS, Section 9.08(b) of the Credit Agreement provides that the Borrowers may, with the consent of the Requisite Lenders (and, in the case of the lowering of the Applicable Rate on the Term D Loans, each Term D Lender), amend the Credit Agreement;
          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
          Section 1.     Amendments. The Credit Agreement is hereby amended effective as of the date hereof as follows:
          (a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following:
          "Amendment Number 3 Effectiveness Date” means the date upon which Section 2 of Amendment No. 3 is satisfied.
          (b)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” in its entirety and replacing it with the following:
          “Applicable Rate” means, for any day, (i) with respect to Term D Loans, (A) in the case of ABR Loans, 0.75% per annum, and (B) in the case of Eurodollar Loans, 1.75% per annum, and (ii) with respect to Revolving Loans, the applicable rate per annum set forth in the table below (x) under the caption “ABR Loans Spread,” in the case of ABR Loans, and (y) under the caption “Eurodollar Loans Spread,” in the case of Eurodollar Loans, in each case based upon the Total Net Leverage Ratio as of the most recent determination date:

Total Net	ABR	Eurodollar
Leverage	Loans	Loans
Ratio	Spread	Spread
>4.75 to 1.0	1.50%	2.50%
<4.75 to 1.0	1.25%	2.25%
>4.0 to 1.0
<4.0 to 1.0	1.0%	2.0%
>3.50 to 1.0
<3.50 to 1.0	.75%	1.75%

          For purposes of such calculation of the Applicable Rate with respect to Revolving Loans on and after the Trigger Date, (i) the Total Net Leverage Ratio shall be determined as of the end of each Fiscal Quarter of Holdings’ Fiscal Year based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall be effective three (3) Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate calculating the Total Net Leverage Ratio. If at any time the Borrowers have not submitted to the Administrative Agent the applicable information as and when required under Section 5.01(a) or (b), the Applicable Rate shall be the highest rate set forth in the table above until such time as the Borrowers have provided the information required under Section 5.01(a) or (b). Within one (1) Business Day of receipt of the applicable information as and when required under Section 5.01(a) or (b), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Rate in effect from such date.”
          (c)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Cumulative Available Cash” in its entirety and replacing it with the following:
          “Cumulative Available Cash” means (i) an amount sufficient to pay the expected Subject Payments prior to the required date of delivery of a Compliance Certificate for the first Fiscal Quarter of Holdings commencing following the Restatement Effective Date as set forth in the Registration Statement under the heading “Dividend Policies and Restrictions” plus (ii) the sum of the following (as calculated for Holdings and its Subsidiaries, without duplication, on a consolidated basis) for the period commencing on the first day of the first full Fiscal Quarter commencing after the Restatement Effective Date and ending on the last day of the Fiscal Quarter of Holdings then most recently ended for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.01 (a) or (b): (a) Available Cash for such period, minus (b) the aggregate amount of Subject Payments paid after the Restatement Effective Date.
          (d)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Dividend Suspension Period” in its entirety and replacing it with the following:

          “Dividend Suspension Period” means any period (i) commencing on and including the date of delivery of a Compliance Certificate pursuant to Section 5.01(b) or (c) showing that, for the then most recently ended period of four consecutive Fiscal Quarters of Holdings, the Total Net Leverage Ratio is greater than 4.75 to 1 (or on the date upon which the Borrowers shall fail to deliver such Compliance Certificate), and (ii) ending on and excluding the date of delivery of a Compliance Certificate pursuant to Section 5.01(b) or (c) showing that, for the then most recently ended period of four consecutive Fiscal Quarters of the Borrowers, the Total Net Leverage Ratio is equal to or less than 4.75 to 1.
          (e)     Section 2.05 of the Credit Agreement is hereby amended by deleting the reference to “October 22, 2005” and replacing it with “November 15, 2006.”
          (f)     Section 2.20 of the Credit Agreement is hereby amended by adding the following immediately prior to the period in the last sentence of that Section:
“provided that in connection with any amendment to lower the Applicable Rate on the Term D Loans following the Amendment Number 3 Effectiveness Date and prior to November 15, 2006, each Non-Consenting Lender removed pursuant to this Section 2.20, shall be paid a prepayment fee equal to 1.0% of the aggregate amount of its Term D Loans assigned pursuant to this Section 2.20”
          Section 2.     Effectiveness. This Amendment will become effective upon receipt by the Administrative Agent of executed signature pages hereto from the Requisite Lenders under and as defined in the Credit Agreement, each Term D Lender and each of the other parties listed on the signature pages hereto.
          Section 3.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          Section 4.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          Section 5.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
          Section 6.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(Remainder of Page Intentionally Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., as Co-Borrower
By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	CFO

CONSOLIDATED COMMUNICATIONS, INC., as Co-Borrower
By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	CFO

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	CFO

CITICORP NORTH AMERICA, INC.; as Administrative Agent
By:
Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., as Co-Borrower
By:
Name:
Title:

CONSOLIDATED COMMUNICATIONS, INC., as Co-Borrower
By:
Name:
Title:

CONSOLIDATED COMMUNICATIONS HOLDINGS, TNC.
By:
Name:
Title:

CITICORP NORTH AMERICA, INC., as Administrative Agent
By:	/s/ Hector Guenther
	Name:	HECTOR GUENTHER
	Title:	Vice President